UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 17, 2013

         HII TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

  Delaware

      0-30291

       03-0453686

     (State or other jurisdiction                                              (Commission                                     (IRS Employer

             of incorporation)                                                       File Number)                                    Identification No.)

710 North Post Oak Road, Suite 400 Houston, Texas

     77024

                              (Address of principal executive offices)                                               (Zip Code)

Registrant’s telephone number, including area code:

(713) 821-3157

    ___________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) HII Technologies, Inc. (the “Company”) held its annual meeting of shareholders on June 17, 2013. Each matter voted upon at the meeting and the results of the voting on each such matter are presented in (b) below.

(b) Proposal 1 – Election of four Directors.

Director	Votes For	Votes Withheld	Broker Non-Votes
Matthew C. Flemming	26,060,341	258,615	10,229,328
Kenton Chickering III	25,777,341	541,615	10,229,328
Leo B. Womack	26,040,541	278,415	10,229,328
Brent Mulliniks	26,057,341	261,615	10,229,328

Messrs. Flemming, Chickering, Womack and Mulliniks were elected.

Proposal 2 – Ratification of the selection of MaloneBailey LLP, as the independent registered public accounting firm for 2012.

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,079,764	8,937	459,583	0

The selection of MaloneBailey LLP was ratified.

Proposal 3 – An advisory (non-binding) vote to approve the compensation awarded by the Company to its named executive officers, as disclosed in the proxy materials for the Annual Meeting. This proposal, commonly referred to as “Say-On-Pay,” is required by Section 14A of the Securities Exchange Act.

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,368,807	403,820	2,546,329	10,229,328

The compensation awarded by the Company to its named executive officers was approved.

Proposal 4 – An advisory (non-binding) vote on the frequency of future advisory “Say-on-Pay” votes. This proposal, commonly referred to as “Say-On-Frequency,” is required by Section 14A of the Securities Exchange Act.

1 year	2 years	3 years	Abstentions	Broker Non-Votes
8,356,968	693,922	16,971,088	296,978	0

A “Say-On-Pay” vote once every three (3) years was approved.

(c) Not applicable.

(d) In consideration of the reported results of the advisory vote on the frequency of future advisory “Say-On-Pay” votes on executive compensation, the Board of Directors has determined that the Company will hold future “Say-On-Pay” votes once every three (3) years until the next required non-binding advisory vote on the frequency of “Say-On-Pay” votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HII TECHNOLOGIES, INC.

(Registrant)

Date:  June 19, 2013

By:

/s/ Matthew C. Flemming

Matthew C. Flemming, President

3